                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 1, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------

             (Exact name of registrant as specified in its charter)

    DELAWARE                          001-31757          13-3692801
    --------                          ---------          ----------
    (STATE OR OTHER JURISDICTION      (COMMISSION        (IRS EMPLOYER
    OF INCORPORATION OR               FILE NUMBER)       IDENTIFICATION
    ORGANIZATION)                                        NUMBER)

388 GREENWICH STREET, NEW YORK, NEW YORK                        10013
---------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 816-7496.

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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.

Item 5.           Other Events.

         The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.           Resignations of Registrant's Directors.

                  NOT APPLICABLE.

                                       2
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Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a) NOT APPLICABLE.

                  (b) NOT APPLICABLE.

                  (c) EXHIBITS:

                      1. TRUSTEE'S REPORT WITH RESPECT TO THE JANUARY 1, 2004 DISTRIBUTION DATE FOR THE CAST STEP-UP TRUST FOR MORGAN STANLEY NOTES

Item 8.           Change in Fiscal Year

                  NOT APPLICABLE.

Item 9.           Regulation FD Disclosure

                  NOT APPLICABLE.

                                        3
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                By:  /s/ John W. Dickey

                                                --------------------------------
                                                Name  :  John W. Dickey
                                                 Title:  Authorized Signatory

January 13, 2004

                                       4
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                                  EXHIBIT INDEX

Exhibit                                                                                                   Page
-------                                                                                                   ----
  1       Trustee's Report with respect to the January 1, 2004 Distribution Date for the Cast               6
          Step-Up Trust for Morgan Stanley Notes

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